UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22570

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.

Brookfield Investment Management
2016
SEMI-ANNUAL REPORT
June 30, 2016
Brookfield Global Listed Infrastructure Income Fund Inc.

IN PROFILE
Brookfield Investment Management (the “Firm”) is an SEC-registered investment adviser providing listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With over $16 billion of assets under management as of June 30, 2016, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. Headquartered in New York, the Firm and its affiliates also maintain offices in Boston, Chicago, Hong Kong, London and Toronto. Further information is available at www.brookfieldim.com. Brookfield Investment Management Inc. is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $250 billion of assets under management as of June 30, 2016. For more information, go to www.brookfield.com.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2016. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
We are pleased to provide the Semi-Annual Report for Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund″) for the six-month period ended June 30, 2016.
Many of the issues facing financial markets continued into 2016, including heightened economic and financial uncertainties in China, volatile commodity prices (particularly oil) and monetary policy decisions around the globe. The first six weeks of 2016 were marked by extreme volatility as the MSCI World and S&P 500 Indexes fell 11.7% and 10.5%, respectively, through February 11. Markets then staged a historic intra-quarter rally as the price of crude oil appeared to bottom.
During the second quarter a more positive narrative around China’s economy emerged, oil prices continued to rise, and first-quarter earnings results were generally better than anticipated. Equity markets were relatively quiet in the second quarter, grinding higher in April and May; but the quarter then ended in volatile fashion following the June 23rd, U.K. referendum, in which voters elected to leave the European Union. Global equities fell sharply immediately following the vote, before recouping most losses in the last week of trading.
Despite the rebound that followed the Brexit-related selloff, nervous investors flocked to safe assets. In June, the yield on German 10-year bunds fell into negative territory for the first time to close the quarter at -0.08%. Fitch Ratings estimated the global total of sovereign debt with negative yields had reached $11.7 trillion by June 27, up 19% from the end of April. In the U.S., 10-year Treasury yields fell 80 basis points during the period, to 1.47% as of June 30.
During the period, the U.S. Federal Reserve kept its benchmark lending rate steady at 0.25% to 0.50% and Federal Reserve officials reduced estimates of how much they expect to raise the federal funds rate in 2016. In Europe, the European Central Bank continued its easing measures, even expanding its bond-buying program to include corporate bonds; and in Japan, the Bank of Japan adopted negative interest rates in an effort to stave off the deflation that has plagued the country since the 1990s.
We believe that bottom-up security selection will take on an even more important role amid the uncertain market environment post-Brexit. While mindful of the potential headwinds, we also view market dislocations as opportunities to buy assets at attractive long-term points of entry. Another potential side benefit of Brexit is the likely continuation of lower-for-longer interest rates, which should be supportive for infrastructure securities. Moreover, the fundamentals underlying the cash flows of these companies have potentially defensive characteristics, which can be beneficial in periods of market uncertainty.
In addition to performance information, this report provides the Fund’s unaudited financial statements as of June 30, 2016.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Global Listed Infrastructure Income Fund Inc.
Craig Noble
Chief Executive Officer and Chief Investment Officer
Brookfield Investment Management Inc.

2016 Semi-Annual Report1

Brookfield Global Listed Infrastructure Income Fund Inc.
Portfolio Characteristics  (Unaudited)
June 30, 2016

PORTFOLIO STATISTICS
Annualized distribution rate[1]	10.64%
Percentage of leveraged assets	26.41%
Total number of holdings	43

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	74.0%
Canada	13.9%
Italy	10.7%
Australia	7.1%
Spain	6.3%
United Kingdom	5.7%
Switzerland	4.4%
France	2.8%
Portugal	2.0%
Brazil	1.6%
Netherlands	1.2%
New Zealand	0.8%
Liabilities in Excess of Other Assets	(30.5)%
Total	100.0%

ASSET ALLOCATION BY SECTOR
Pipelines	48.9%
Electric Utilities & Generation	13.6%
Telecommunications	12.2%
Toll Roads	9.8%
Midstream	8.1%
Gas Utilities	8.1%
Water	8.0%
Electricity Transmission & Distribution	7.9%
Airports	5.2%
Communications	3.3%
Other	2.9%
Diversified	2.5%
Liabilities in Excess of Other Assets	(30.5)%
Total	100.0%

TOP TEN HOLDINGS
TransCanada Corp.	8.4%
American Tower Corp.	7.6%
Enterprise Products Partners LP	7.1%
Snam SpA	6.8%
Energy Transfer Partners LP	6.0%
NiSource, Inc.	5.8%
Kinder Morgan, Inc.	5.6%
Targa Resources Corp.	5.3%
Crown Castle International Corp.	4.6%
Flughafen Zuerich AG	4.4%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by June 30, 2016 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through June 30, 2016, the Fund estimates approximately 77.6% of its distributions is a return of capital.
2Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited)
June 30, 2016

	Shares	Value
COMMON STOCKS – 126.6%
AUSTRALIA – 6.1%
Diversified – 2.5%
Macquarie Atlas Roads Group	1,369,400	$ 5,340,751
Toll Roads – 3.6%
Transurban Group [1]	872,500	7,858,418
Total AUSTRALIA		13,199,169
BRAZIL – 1.6%
Electricity Transmission & Distribution – 1.6%
Alupar Investimento SA	820,902	3,547,028
Total BRAZIL		3,547,028
CANADA – 13.9%
Electricity Transmission & Distribution – 0.3%
Hydro One Ltd. [2]	28,800	578,697
Pipelines – 13.6%
Pembina Pipeline Corp. [1]	177,300	5,387,823
TransCanada Corp. [1]	399,600	18,081,672
Veresen, Inc.	694,500	5,886,277
Total Pipelines		29,355,772
Total CANADA		29,934,469
FRANCE – 2.8%
Communications – 1.2%
Eutelsat Communications SA	136,800	2,582,124
Toll Roads – 1.6%
Groupe Eurotunnel SE	327,000	3,454,017
Total FRANCE		6,036,141
ITALY – 10.7%
Electric Utilities & Generation – 0.9%
ACEA SpA	160,360	1,945,106
Pipelines – 6.8%
Snam SpA [1]	2,466,300	14,744,664
Toll Roads – 3.0%
Atlantia SpA [1]	254,100	6,348,702
Total ITALY		23,038,472
NETHERLANDS – 1.2%
Midstream – 1.2%
Koninklijke Vopak NV	50,700	2,523,831
Total NETHERLANDS		2,523,831
NEW ZEALAND – 0.8%
Airports – 0.8%
Auckland International Airport Ltd.	376,600	1,751,901
Total NEW ZEALAND		1,751,901

See Notes to Financial Statements.
2016 Semi-Annual Report3

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2016

	Shares	Value
COMMON STOCKS (continued)
PORTUGAL – 2.0%
Electric Utilities & Generation – 2.0%
EDP - Energias de Portugal SA	1,413,900	$ 4,328,775
Total PORTUGAL		4,328,775
SPAIN – 6.3%
Communications – 2.1%
Cellnex Telecom SAU [2]	294,400	4,619,907
Electric Utilities & Generation – 2.6%
Saeta Yield SA	551,100	5,541,336
Toll Roads – 1.6%
Ferrovial SA [1]	180,223	3,528,415
Total SPAIN		13,689,658
SWITZERLAND – 4.4%
Airports – 4.4%
Flughafen Zuerich AG [1]	53,500	9,467,948
Total SWITZERLAND		9,467,948
UNITED KINGDOM – 5.7%
Water – 5.7%
Pennon Group PLC [1]	582,700	7,369,613
United Utilities Group PLC [1]	360,750	5,000,140
Total Water		12,369,753
Total UNITED KINGDOM		12,369,753
UNITED STATES – 71.1%
Electric Utilities & Generation – 8.1%
Edison International [1]	111,400	8,652,438
NRG Yield, Inc. - Class A	280,600	4,270,732
Pattern Energy Group, Inc. [1]	197,100	4,527,387
Total Electric Utilities & Generation		17,450,557
Electricity Transmission & Distribution – 6.0%
Avangrid, Inc.	171,700	7,908,502
Eversource Energy	85,800	5,139,420
Total Electricity Transmission & Distribution		13,047,922
Gas Utilities – 8.1%
NiSource, Inc. [1]	475,100	12,599,652
Southwest Gas Corp.	61,000	4,801,310
Total Gas Utilities		17,400,962
Midstream – 6.9%
Sunoco Logistics Partners LP	114,800	3,300,500
Targa Resources Corp. [1]	274,201	11,554,830
Total Midstream		14,855,330
Pipelines – 27.5%
Enbridge Energy Management LLC [3]	2	38
Energy Transfer Partners LP [1]	339,900	12,939,993
Enterprise Products Partners LP	526,400	15,402,464
Kinder Morgan, Inc. [1]	648,700	12,143,664

See Notes to Financial Statements.
4Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2016

	Shares	Value
COMMON STOCKS (continued)
NuStar Energy LP [1]	87,416	$ 4,353,317
Sempra Energy [1]	63,900	7,285,878
Williams Partners LP	213,700	7,402,568
Total Pipelines		59,527,922
Telecommunications – 12.2%
American Tower Corp. [1]	144,000	16,359,840
Crown Castle International Corp. [1]	98,200	9,960,426
Total Telecommunications		26,320,266
Water – 2.3%
California Water Service Group.	144,400	5,043,892
Total UNITED STATES		153,646,851
Total COMMON STOCKS (Cost $238,941,153)		273,533,996
CONVERTIBLE PREFERRED STOCK – 2.9%
UNITED STATES – 2.9%
Other – 2.9%
Teekay Offshore Partners LP, Series D, 10.5% [4,5]	245,575	6,139,375
Total UNITED STATES		6,139,375
Total CONVERTIBLE PREFERRED STOCK (Cost $6,139,375)		6,139,375

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BOND – 1.0%
AUSTRALIA – 1.0%
Pipelines – 1.0%
APT Pipelines, Ltd. [6]	6.78%	09/30/72	AUD2,919	$ 2,213,359
Total AUSTRALIA				2,213,359
Total CORPORATE BOND (Cost $3,056,499)				2,213,359

	Shares	Value
SUBSCRIPTION RIGHTS – 0.0%
BRAZIL – 0.0%
Electricity Transmission & Distribution – 0.0%
Alupar Investimento SA [3]	105,297	$ 48,841
Total BRAZIL		48,841
Total SUBSCRIPTION RIGHTS (Cost $51,794)		48,841
Total Investments – 130.5% (Cost $248,188,821)		281,935,571
Liabilities in Excess of Other Assets – (30.5)%		(65,811,811)
TOTAL NET ASSETS – 100.0%		$216,123,760

AUD	— Australian Dollar

See Notes to Financial Statements.
2016 Semi-Annual Report5

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2016

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— All or a portion of this security is pledged as collateral for credit facility.
2	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the total value of all such securities was $5,198,604 or 2.4% of net assets.
3	— Non-income producing security.
4	— Private Placement.
5	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2016, the total value of all such securities was $6,139,375 or 2.9% of net assets.
6	— Variable rate security – Interest rate shown is the rate in effect as of June 30, 2016.

See Notes to Financial Statements.
6Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Assets and Liabilities (Unaudited)
June 30, 2016

Assets:
Investments in securities, at value (cost $248,188,821)	$281,935,571
Cash	1,144,890
Cash on deposit with brokers for forward currency contracts	4,940,000
Dividends receivable	1,119,536
Receivable for investments sold	3,826,677
Receivable for open forward currency contracts (Note 2)	2,377,111
Prepaid expenses	16,687
Total assets	295,360,472
Liabilities:
Payable for credit facility (Note 5)	78,000,000
Payable for credit facility interest	7,401
Payable for investments purchased	195,665
Payable for open forward currency contracts (Note 2)	677,457
Investment advisory fee payable	229,829
Administration fee payable	34,474
Directors' fee payable	8,189
Accrued expenses	83,697
Total liabilities	79,236,712
Commitments and contingencies (Note 8)
Net Assets	$216,123,760
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized)	$ 13,799
Additional paid-in capital	234,829,777
Distributions in excess of net investment income	(10,926,682)
Accumulated net realized loss on investments, foreign currency and foreign currency transactions, and forward currency contracts	(43,231,410)
Net unrealized appreciation on investments, foreign currency translations, and forward currency contracts	35,438,276
Net assets applicable to capital stock outstanding	$216,123,760
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	13,799,240
Net asset value per share	$ 15.66

See Notes to Financial Statements.
2016 Semi-Annual Report7

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2016

Investment Income:
Dividends (net of foreign withholding tax of $498,624)	$ 4,531,642
Interest	37,234
Total investment income	4,568,876
Expenses:
Investment advisory fees (Note 3)	1,303,579
Administration fees (Note 3)	195,537
Reports to stockholders	49,877
Directors' fees	45,614
Custodian fees	30,196
Fund accounting servicing fees	29,335
Legal fees	27,120
Audit and tax services	26,903
Registration fees	11,884
Insurance	9,770
Transfer agent fees	7,850
Miscellaneous	6,544
Total expenses before interest expense	1,744,209
Interest expense on credit facility (Note 5)	659,015
Total expenses	2,403,224
Net investment income	2,165,652
Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(27,777,941)
Foreign currency and foreign currency transactions	(343,000)
Forward currency contracts	(2,286,380)
Net realized loss	(30,407,321)
Net change in unrealized appreciation on:
Investments	57,214,410
Foreign currency translations	40,447
Forward currency contracts	890,022
Net change in unrealized appreciation	58,144,879
Net realized and unrealized gain	27,737,558
Net increase in net assets resulting from operations	$ 29,903,210

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 2,165,652	$ 3,436,227
Net realized loss on investments, foreign currency and foreign currency transactions, and forward currency contracts	(30,407,321)	(15,698,887)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, and forward currency contracts	58,144,879	(68,817,464)
Net increase (decrease) in net assets resulting from operations	29,903,210	(81,080,124)
Distributions to Stockholders:
Net investment income	(9,662,228)	(2,686,970)
Return of capital	—	(14,622,077)
Total distributions	(9,662,228)	(17,309,047)
Capital Stock Transactions:
Proceeds from rights offering, net of offering costs	—	56,872,523
Net increase in net assets from capital stock transactions	—	56,872,523
Total increase (decrease) in net assets	20,240,982	(41,516,648)
Net Assets:
Beginning of period	195,882,778	237,399,426
End of period	$216,123,760	$195,882,778
Distributions in excess of net investment income	$ (10,926,682)	$ (3,430,106)
Share Transactions
Shares issued or sold as a result of rights offering (Note 6)	—	3,454,000

See Notes to Financial Statements.
2016 Semi-Annual Report9

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended June 30, 2016

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 29,903,210
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio investments	(158,585,017)
Proceeds from disposition of portfolio investments	169,213,734
Return of capital distributions from portfolio investments	2,711,360
Increase in dividends receivable	(403,118)
Increase in receivable for investments sold	(2,063,664)
Increase in receivable for open forward currency contracts	(1,567,479)
Increase in prepaid expenses	(3,346)
Increase in payable for credit facility interest	137
Decrease in payable for investments purchased	(269,689)
Increase in payable for open forward currency contracts	677,457
Decrease in investment advisory fee payable	(15,594)
Decrease in administration fee payable	(2,340)
Increase in directors' fee payable	137
Decrease in accrued expenses	(44,179)
Net amortization on investments	995
Net change in unrealized appreciation on investments	(57,214,410)
Net realized loss on investments	27,777,941
Net cash provided by operating activities	10,116,135
Cash flows used for financing activities:
Net cash used for credit facility	(4,000,000)
Distributions paid to stockholders	(9,662,228)
Net cash used for financing activities	(13,662,228)
Net decrease in cash	(3,546,093)
Cash at the beginning of period	4,690,983
Cash at the end of period	$ 1,144,890
Interest payments for the six months ended June 30, 2016 totaled $658,878.

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Financial Highlights

	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	Period from August 26, 2011[1] through December 31, 2011
Per Share Operating Performance:
Net asset value, beginning of period	$ 14.20	$ 22.95	$ 22.35	$ 21.39	$ 20.12	$ 19.10[2]
Net investment income[3]	0.16	0.28	0.38	0.69	0.65	0.18
Net realized and unrealized gain (loss) on investment transactions	2.00	(6.18)	2.28	3.71	2.02	1.19
Net increase (decrease) in net asset value resulting from operations	2.16	(5.90)	2.66	4.40	2.67	1.37
Distributions from net investment income	(0.70)	(0.22)	(1.16)	(1.40)	(0.48)	(0.09)
Distributions from net realized gains	—	—	(0.78)	(0.95)	(0.89)	—
Return of capital distributions	—	(1.18)	(0.12)	—	(0.03)	(0.26)
Total distributions paid	(0.70)	(1.40)	(2.06)	(2.35)	(1.40)	(0.35)
Dilution due to rights offering	—	(1.45) [5]	—	(1.09) [4]	—	—
Net asset value, end of period	$ 15.66	$ 14.20	$ 22.95	$ 22.35	$ 21.39	$ 20.12
Market price, end of period	$ 13.16	$ 11.75	$ 20.89	$ 19.77	$ 20.15	$ 17.61
Total Investment Return†	19.11% [6]	-38.62%	15.91%	9.76%	23.06%	-10.16% [6]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$216,124	$195,883	$237,399	$231,188	$165,881	$156,065
Operating expenses excluding interest expense	1.86% [7]	1.85%	1.71%	1.69%	1.83%	2.14% [7]
Interest expense	0.70% [7]	0.46%	0.32%	0.32%	0.42%	0.47% [7]
Total expenses	2.56% [7]	2.31%	2.03%	2.01%	2.25%	2.61% [7]
Net investment income	2.30% [7]	1.47%	1.51%	3.00%	3.12%	2.81% [7]
Portfolio turnover rate	62% [6]	46%	19%	57%	76%	30% [6]
Credit facility, end of period (000s)	$ 78,000	$ 82,000	$ 90,000	$ 80,000	$ 53,000	$ 53,000
Asset Coverage per $1,000 unit of senior indebtedness[8]	$ 3,771	$ 3,389	$ 3,683	$ 3,890	$ 4,130	$3,945

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.
[3]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[4]	Effective as of the close of business on September 19, 2013, the Fund issued transferrable rights to its stockholders to subscribe for up to 2,590,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 80% of the Net Asset Value ("NAV") of the Fund's common shares at the close of trading on the New York Stock Exchange ("NYSE") on the expiration date, the subscription price was 80% of the Fund's NAV at the close of trading on that day. The shares were subscribed at a price of $19.29 which was less than the October 18, 2013 NAV of $24.11 thus creating a dilutive effect on the NAV.
[5]	Effective as of the close of business on April 21, 2015, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,454,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 78% of the NAV of the Fund's common shares at the close of trading on the NYSE on the expiration date, the subscription price was 78% of the Fund's NAV at the close of trading on that day. The shares were subscribed at a price of $17.20 which was less than the May 22, 2015 NAV of $22.05 thus creating a dilutive effect on the NAV.
[6]	Not annualized.
[7]	Annualized.
[8]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
2016 Semi-Annual Report11

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited)
June 30, 2016

1.Organization
Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on June 8, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, which invests primarily in publicly traded infrastructure companies. The Fund commenced operations on August 26, 2011.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Fund.
The investment objective of the Fund is to provide a high level of total return, with an emphasis on income. The investment objective is not fundamental and may be changed by the Fund's Board of Directors (the “Board”) without stockholder approval, upon not less than 60 days prior written notice to stockholders. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standard Update (“ASU”) 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topics (“ASC”) 946, “Financial Services-Investment Companies”.
Valuation of Investments: The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in
12Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2016

open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
2016 Semi-Annual Report13

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2016

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2016:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 13,199,169	$ —	$ 13,199,169
Brazil	3,547,028	—	—	3,547,028
Canada	29,934,469	—	—	29,934,469
France	—	6,036,141	—	6,036,141
Italy	1,945,106	21,093,366	—	23,038,472
Netherlands	—	2,523,831	—	2,523,831
New Zealand	—	1,751,901	—	1,751,901
Portugal	—	4,328,775	—	4,328,775
Spain	—	13,689,658	—	13,689,658
Switzerland	—	9,467,948	—	9,467,948
United Kingdom	—	12,369,753	—	12,369,753
United States	153,646,851	—	—	153,646,851
Total Common Stocks	189,073,454	84,460,542	—	273,533,996
Convertible Preferred Stock:
United States	—	6,139,375	—	6,139,375
Corporate Bond:
Australia	—	2,213,359	—	2,213,359
Subscription Rights:
Brazil	48,841	—	—	48,841
Total	$ 189,122,295	$ 92,813,276	$ —	$ 281,935,571

14Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2016

Assets:	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$ —	$ 2,377,111	$ —	$ 2,377,111
Total	$ —	$ 2,377,111	$ —	$ 2,377,111

Liabilities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$ —	$ (677,457)	$ —	$ (677,457)
Total	$ —	$ (677,457)	$ —	$ (677,457)

* Other financial instruments include forward currency contracts which are reflected at the net unrealized appreciation (depreciation) on the instruments.
For further information regarding security characteristics, see the Schedule of Investments.
The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of June 30, 2016, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
Level 2 common stocks are fair valued using a factor as a result of market movements following the close of local trading. During the six months ended June 30, 2016, there were transfers from Level 2 to Level 1 of $5,492,134, which represent common stocks that were previously priced using the adjusted prices and currently priced using the market close prices. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.
During the six months ended June 30, 2016, the Fund did not invest in any Level 3 securities.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
2016 Semi-Annual Report15

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2016

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2016, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of June 30, 2016, open taxable years consisted of the taxable years ended December 31, 2013 through December 31, 2015. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of both.
Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
16Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2016

All forward contracts were entered into with JPMorgan as the counterparty. As of June 30, 2016, the following forward contracts were outstanding:
Settlement Date	Currency to be Delivered		U.S. $ Value at June 30, 2016	Currency to be Received		Unrealized Appreciation (Depreciation)
07/07/16	20,500,000	Australian Dollar	15,284,934	$15,001,900	U.S. Dollars	$ (283,034)
07/07/16	10,300,000	Brazilian Real	3,199,702	2,873,884	U.S. Dollars	(325,818)
07/06/16	8,400,000	British Pound	11,182,853	12,193,440	U.S. Dollars	1,010,587
07/07/16	17,300,000	Canadian Dollar	13,390,966	13,336,931	U.S. Dollars	(54,035)
07/07/16	54,800,000	Euros	60,828,736	62,195,260	U.S. Dollars	1,366,524
07/07/16	9,300,000	Swiss Franc	9,527,663	9,513,093	U.S. Dollars	(14,570)
						$1,699,654
The following table sets forth the fair value of the Fund’s derivative instruments:
Derivatives	Statement of Assets and Liabilities	Unrealized Appreciation (Depreciation) as of June 30, 2016
Forward currency contracts	Receivable for open forward currency contracts (assets)	$2,377,111
Forward currency contracts	Payable for open forward currency contracts (liabilities)	(677,457)
		$1,699,654
The following table sets forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended June 30, 2016:
Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss on Forward Currency Contracts	Net Change in Unrealized Appreciation on Forward Currency Contracts
Forward currency contracts	Forward currency contracts	$(2,286,380)	$1,699,654
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Assets:
Forward currency contracts	$2,377,111	$—	$2,377,111	$—	$ —	$2,377,111
Liabilities:
Forward currency contracts	677,457	—	677,457	—	677,457	—
The Fund had a monthly average of 2 forward currency contracts open during the six months ended June 30, 2016.
2016 Semi-Annual Report17

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2016

3.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets (plus the amount of borrowing for investment purposes) (“Managed Assets”). Pursuant to the Advisory Agreement, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Adviser, subject to the approval of the Board and stockholders of the Fund.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or directors of the Fund are officers and/or employees of the Adviser.
4.Purchases and Sales of Investments
For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, the credit facility and U.S. Government securities, were $158,585,017 and $169,213,734, respectively.
The Fund did not have any purchases or sales of U.S. Government securities for the six months ended June 30, 2016.
5.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. For the six months ended June 30, 2016, the average interest rate paid on the line of credit was 1.10% of the average total line of credit amount available to the Fund.
Total line of credit amount available	$120,000,000
Line of credit outstanding at June 30, 2016	78,000,000
Line of credit amount unused at June 30, 2016	42,000,000
Average balance outstanding during the period	73,120,879
Interest expense incurred on line of credit during the period	659,015
6.Capital Stock
The Fund’s authorized stock consists of 1,000,000,000 shares of stock, par value $0.001 per share. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid
18Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2016

and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Fund issued to its stockholders of record as of the close of business on April 21, 2015, transferrable rights to subscribe for up to an aggregate of 3,454,000 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held. The issue was fully subscribed at the subscription price of $17.20. Total offering costs were $390,186. Additionally, $2,146,091 of brokerage and dealer-management commissions were charged directly against the proceeds of the rights offering. The Fund increased its capital by $56,872,523.
7.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The federal income tax information referenced below is as of the Fund’s most recently completed tax year-end of December 31, 2015.
The tax character of the distributions paid for the year ended December 31, 2015 was as follows:
Ordinary income (including short-term capital gains)	$ 2,686,970
Return of capital	14,622,077
Total distributions	$17,309,047
A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
At December 31, 2015, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward(1)	$(13,889,249)
Other accumulated losses	(1,859,417)
Tax basis unrealized appreciation on investments	(23,212,132)
Total tax basis net accumulated losses	$(38,960,798)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of December 31, 2015, the Fund had no capital loss carryforwards.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations and forward currency contracts, at June 30, 2016 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$248,188,821	$44,828,351	$(11,081,601)	$33,746,750
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or net asset value per share.
2016 Semi-Annual Report19

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2016

8.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
9.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.1167	July 21, 2016	July 28, 2016
$0.1167	August 18, 2016	August 25, 2016
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
20Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Compliance Certification  (Unaudited)
June 30, 2016

On May 19, 2016, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2016 Semi-Annual Report21

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Proxy Results  (Unaudited)
June 30, 2016

The stockholders of the Brookfield Global Listed Infrastructure Income Fund Inc. voted on the following proposals at a stockholder meeting on May 19, 2016. The description of the proposal and number of shares voted are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To elect to the Fund's Board of Directors Edward A. Kuczmarski	10,898,416	219,933	119,721
2.	To elect to the Fund's Board of Directors Stuart A. McFarland	10,922,927	196,761	118,383
22Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreements  (Unaudited)
June 30, 2016

At a meeting held on May 12, 2016, the Board, including a majority of the Independent Directors, considered and approved the continuation of the investment advisory agreement (the "Advisory Agreement") between Brookfield Investment Management Inc. (the "Adviser") and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Directors considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Fund's investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Adviser: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Adviser's and the Fund's codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as investment adviser to other investment funds and institutional clients.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a report (the “Broadridge Report”) for the Fund prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report compared the Fund’s performance with a peer group of other funds (the “Performance Universe”), as selected by Broadridge, for the one-, two-, three- and four-year periods ending April 30, 2016. The Board noted that the Fund performed below the median of its Performance Universe for all periods. Based on the Adviser’s explanation of the Fund’s performance in the current market, the Board concluded that the Fund's performance was satisfactory.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Brookfield fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
MANAGEMENT FEES AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of the Fund’s expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided, including comparisons of the Fund’s management fee and total expense level to those of a peer group selected by Broadridge (the “Expense Group”) and a peer group selected by management. The Board noted that the Fund’s total expenses and the Fund’s total advisory and administrative fee were higher than the median of its Expense Group and of its peer group selected by management. The Board also noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Adviser and concluded that the Fund's management fee and total expenses were reasonable.
ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that if the Fund’s assets increase proportionally more than certain other fixed expenses over time, the shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.
2016 Semi-Annual Report23

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreements  (Unaudited) (continued)
June 30, 2016

In considering the approval of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Independent Directors, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; the Adviser was taking steps to address the Fund’s performance; and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.
After carefully reviewing all of these factors, the Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.
24Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Dividend Reinvestment Plan  (Unaudited)
June 30, 2016

The Fund has adopted a Dividend Reinvestment Plan (the “Plan’’) that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), in additional shares of common stock. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.
No action is required on the part of a stockholder to have their cash distribution reinvested in shares of the Fund’s common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:
(1) The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s common stock on the distribution payment date.
(2) The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of its common stock in the open market in connection with the implementation of the Plan as follows: if the Fund’s common stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common stock issued by the Fund.
You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common stock you have received under the Plan. There is no brokerage charge for reinvestment of your distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.
Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax.
If you hold common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.
The Plan Administrator’s fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
2016 Semi-Annual Report25

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Joint Notice of Privacy Policy  (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
26Brookfield Investment Management Inc.

Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-282-0429
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Directors of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Director
Stuart A. McFarland	Director
Jonathan C. Tyras	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Alexis I. Rieger	Secretary
Seth A. Gelman	Chief Compliance Officer

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available on the SEC's website at www.sec.gov. In addition, the Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Funds' proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)          As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)      None.

    (2)      A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)      None.

(b)          A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:  August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:  August 25, 2016

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:  August 25, 2016